                                                                   Exhibit 10.20

                             SECURED LOAN AGREEMENT


     This secured loan agreement (the "Agreement") is made and entered into as of this 2nd day of October, 1995 between Progressive Bagel Concepts, Inc. a Delaware corporation (PBCI), and Doc's Cheese Company, L.L.C., a Delaware limited liability company ("DCC").

                                    Recitals
                                    --------

     This Agreement is being entered into to provide the following four separate credit facilities to DCC: (i) a working capital credit facility in the maximum principal amount of $400,000, (ii) a term loan in the maximum principal amount of 1,079,944.02; (iii) a term loan in the principal amount of $310,055.98; and
(iv) a term loan in the principal amount of $150,000.

                                   Covenants
                                   ---------

     In consideration of the mutual representations, warranties, and covenants set forth herein, and in consideration of any advances made hereunder to or for the benefit of DCC by PBCI, the parties hereto agree as follows:


                                   ARTICLE I

                               THE REVOLVER LOAN
                               -----------------

          1.1 The Revolving Credit Facility; Revolver Note. PBCI agrees, on the terms and subject to the conditions hereinafter set forth, including but not limited to the conditions to loan advances set forth in Article V hereof and the limitation on the amount available from time to time to be borrowed set forth in
Section 3.1 hereof, to advance no more than once per week during the period commencing on the date hereof and ending on the fifth anniversary of the date hereof (the "Maturity Date"), amounts requested by DCC in an aggregate principal amount not to exceed $400,000 (the "Revolver Loan"), in integral multiples of $25,000. Each advance of the Revolver Loan (an "Advance") shall be made by wire transfer of PBCI to the account of DCC or by regular check of PBCI payable to DCC and forwarded to DCC by overnight air express to its address as set forth herein for delivery on the next regular business day. The Revolver Loan shall be evidenced by a promissory note (the "Revolver Note") of even date herewith in the form attached hereto as Exhibit A.

          1.2 Purposes of Revolver Loan. Proceeds of the Revolver Loan shall be used by DCC to provide working capital for DCC.

          1.3 Payment of Interest. DCC shall pay to PBCI interest, in arrears, at the rate set forth in Section 3.3 hereof, on the outstanding unpaid principal balance of the Revolver Loan on the first day of each of PBCI's 13 consecutive four-week accounting periods used for accounting purposes (each a "Retail Period") commencing on the first day of the Retail Period immediately following the first Retail Period in which DCC initially draws on the Revolver Loan under this Agreement and continuing through and including the Maturity Date.

          1.4 Repayment of the Revolver Loan. If not earlier paid or if not accelerated for payment, DCC shall pay to PBCI the outstanding principal balance of the Revolver Loan and all accrued but unpaid interest thereon on the Maturity Date.


                                   ARTICLE II

                                 THE TERM LOANS
                                 --------------

          2.1 The Term Loans; Term Notes. (a) PBCI agrees, on the terms and subject to the conditions hereinafter set forth, including but not limited to the conditions to loan advances set forth in Aricle V hereof and the limitation on the amount to be borrowed set forth in Section 3.1 hereof, to make the following loans to DCC:

               (i) Term loan A in the principal amount not to exceed $1,079,944.02;

               (ii)   Term loan B in the principal amount of $310,055.98; and

               (iii)  Term loan C in the principal amount of $150,000.

               (b) The term loans provided for in this Section 2.1 shall be made by wire transfer of PBCI to the account of DCC or by regular check of PBCI payable to DCC and forwarded to DCC by overnight air express to its address as set forth herein for delivery on the next regular business day.

                                  TERM LOAN A
                                  -----------

          2.2 Term Loan A. PBCI agrees to advance at any time and from time to time during the period commencing on the date hereof and ending on March 31, 1996 (the "Draw Loan Termination Date"), amounts requested by DCC in an aggregate principal amount not to exceed $1,079,944.02 ("Term Loan A"), in integral multiples of $25,000. Term Loan A shall be evidenced by a promissory note in the form attached hereto as Exhibit B ("Term Loan A Note").

          2.3 Purpose of Term Loan A. Proceeds of Term Loan A shall be used by DCC to acquire equipment (the "Equipment") to be used by DCC in the business of producing cream cheese, cream cheese-related products and spreads pursuant to the supply agreement of even date herewith between PBCI and DCC (the "Supply Agreement"), and to repay $322,165.72 of existing secured indebtedness assumed by DCC pursuant to that certain Purchase Agreement of even date herewith by and among DCC and Heart to Heart Foods, Inc., a Utah corporation ("HTH"), and the shareholders of HTH whose names and signatures are set forth on the signature pages thereto ("Purchase Agreement").

                                       2
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          2.4  Payment of Interest. DCC shall pay to PBCI interest, in arrears, at the rate set forth in Section 3.3 hereof, on the outstanding unpaid principal balance of Term Loan A on the first day of each Retail Period commencing on the first day of the Retail Period immediately following the first Retail Period in which DCC initially draws on Term Loan A under this Agreement and continuing through and including the Draw Loan Termination Date. Thereafter DCC shall pay principal and interest as provided in Section 2.5.

          2.5 Repayment of Loan. If not earlier paid or if not accelerated for payment, the outstanding principal amount of Term Loan A shall, at the close of business on the Draw Loan Termination Date, be payable as follows: (i) $929,944.02 of the outstanding principal balance (or if less, then that amount) shall be payable to PBCI in 61 substantially equal periodic installments of principal, plus accrued but unpaid interest, with the first such payment due on the Draw Loan Termination Date and with subsequent payments due on the first day of each Retail Period thereafter, with the balance due and payable on the Maturity Date; and (ii) the remainder of the outstanding principal balance (but in no event more than $150,000) shall be payable to PBCI in 26 substantially equal periodic installments of principal, plus accrued but unpaid interest, with the first such payment due on the Maturity Date and with subsequent payments due on the first day of each Retail Period thereafter, with the balance due and payable on the seventh anniversary of the date hereof.

                                  Term Loan B
                                  -----------

          2.6 Term Loan B. PBCI agrees to make, on the date hereof, a loan to DCC in the principal amount of $310,055.98 ("Term Loan B"), to be evidenced by a promissory note in the form attached hereto as Exhibit C ("Term Loan B Note").

          2.7 Purpose of Term Loan B. Proceeds of Term Loan B shall be loaned by DCC to HTH pursuant to that certain secured loan agreement of even date herewith by and between DCC and HTH ("HTH Loan Agreement"), the proceeds of which HTH will use to repay in full all secured indebtedness of HTH not assumed by DCC pursuant to the Purchase Agreement.

          2.8 Repayment of Term Loan B. If not earlier paid or if not accelerated for payment, the outstanding principal amount of Term Loan B shall be payable to PBCI in 65 sustantially equal period installments of principal, plus accrued but unpaid interest at the rate set forth in Section 3.3 hereof, with the first such payment due on the first day of the 12th Retail Period in PBCI's fiscal year 1995 and with subsequent payments due on the first day of each Retail Period thereafter, with the balance due and payable on the Maturity Date.



                                  Term Loan C
                                  -----------

          2.9 Term Loan C. PBCI agrees to make a loan to DCC, at the closing of the transaction set forth in Section 5.4 hereof, in the principal amount of $150,000 ("Term Loan C"),
                                       3
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to be evidenced by a promissory note in the form attached hereto as Exhibit D
("Term Loan C Note").

          2.10 Purpose of Term Loan C. Proceeds of Term Loan C shall be loaned by DCC to Berkley Ward pursuant to a secured loan agreement by and between DCC and Berkley Ward in form and substance satisfactory to PBCI in its sole discretion.

          2.11 Repayment of Term Loan C. If not earlier paid or if not accelerated for payment, the outstanding principal amount of Term Loan C shall be payable to PBCI on the fifth anniversary of the date hereof.

          2.12 Payment of Interest. DCC shall pay to PBCI interest, in arrears, at the rate set forth in Section 3.3 hereof, on the outstanding unpaid principal balance of Term Loan C on the first day of each Retail Period with the first such payment due on October 30, 1995.


                                  ARTICLE III

                               General Provisions
                               ------------------

          3.1 Maximum Principal Balances. The aggregate outstanding principal balance of the Revolver Loan, Term Loan A, Term Loan B and Term Loan C, shall not exceed $400,000, $1,079,944.02, $310,055.98 and $150,000, respectively.

          3.2 The Loan Account. PBCI shall maintain a loan account on its books in which shall be recorded all advances and loans made by PBCI to DCC pursuant to this Agreement, and all payments made by DCC with respect to the Revolver Loan and Term Loan A, Term Loan B and Term Loan C (collectively, the "Loans"); provided, however, that failure to maintain such account or record any advances or loans therein shall not relieve DCC of its obligations to repay the outstanding principal amount of the Loans, all accrued interest thereon, and any amount payable with respect thereto in accordance with the terms of this Agreement and the Revolver Note, the Term Loan A Note, the Term Loan B Note and the Term Loan C Note (collectively, the "Notes").

          3.3 Interest Rate. (a) Interest shall accrue daily on the aggregate outstanding principal balance of the Loans, for the period commencing on the date the Loans are made until the Loans are paid in full, at a per annum rate equal to the rate designated and announced by Bank of America Illinois or its successor in interest (the "Bank") from time to time as its "reference rate" in effect at its principal office in Chicago, Illinois, plus 1%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." As of the date of this Agreement, the Bank's reference rate is 8.75%. Interest on the outstanding principal amount of the Loans shall be payable in arrears on the dates set forth herein and at maturity (whether at stated maturity, by acceleration or otherwise).

               (b) Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

               (c) Any principal payment due under the Notes not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

          3.4 Term of this Agreement. This Agreement and all covenants and agreements of DCC hereunder shall be effective as of the date of its execution (the "Closing Date") and shall continue in effect until the last to occur of,
(i) the date on which there is no amount (principal or interest) remaining outstanding under the Notes and (ii) the date on which PBCI no longer has an obligation to make any advances hereunder if DCC were to make a valid request for an advance pursuant to and in accordance with Article V hereof.

          3.5 One Obligation. All advances and loans made hereunder, and all interest accrued thereon, shall constitute one obligation of DCC secured by the security interests granted by this Agreement and by all other security interests, liens, claims, and encumbrances from time to time hereafter granted to PBCI by DCC.

          3.6 Credit Resources. DCC acknowledges that PBCI has informed it that PBCI does not currently and may not from time to time in the future have cash, cash equivalents, and credit resources sufficient to permit PBCI to necessarily make all requested advances and Loans under this Agreement while maintaining sufficient working capital for PBCI's operating needs, and DCC agrees that in the event PBCI shall fail to fund any of the Loans as and to the extent required hereby and such failure shall constitute a breach of this Agreement (a "Funding Default"), such Funding Default shall not (a) constitute fraud (by any person or entity, including PBCI and its successors and assignees) or (b) give rise to any liability of any person or entity (other than PBCI and its successors and assignees) in any other tort, and DCC further agrees that it shall be limited to its remedies in contract and in a non-fraud tort action against PBCI. PBCI and DCC agree that this Section 3.6 shall not diminish or otherwise affect in any way the amount of damages for which PBCI may be liable to DCC in a contract or non-fraud tort action for a Funding Default.

          3.7 Payment Method. All payments to be made by DCC hereunder shall be made in lawful money of the United States, in immediately available funds, without set off, counterclaims, deduction or withholding of any type. So long as funds are still available to be drawn by DCC under the Revolver Loan or Term Loan A, DCC hereby authorizes PBCI to make advances to pay interest on the Loans when due hereunder.

          3.8 Prepayment. Any of the Loans and all accrued and unpaid interest thereon may be prepaid without premium or penalty, at any time.

                                  ARTICLE IV

                            SECURITY AND COLLATERAL
                            -----------------------

          4.1 Security Interest. To secure payment and performance of DCC's obligations hereunder and under the Notes, and any and all other indebtedness, obligations or liabilities of any kind of DCC to PBCI, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint and/or several, arising by operation of law or otherwise, DCC hereby grants to PBCI a continuing security interest in and to the following property and interests in property, whether now owned or hereafter acquired by DCC and wheresoever located:

               (a) all of DCC 's real estate, accounts, equipment (including, but not limited to machinery, furniture, fixtures, tools, vehicles, and other tangible property), inventory, leasehold improvements, contract rights (including its rights as lessee under all leases of real property), general intangibles, deposit accounts, tax refunds, chattel paper, instruments, notes, letters of credit, documents, and documents of title;

               (b) all insurance proceeds of or relating to any of the foregoing;

               (c) all of DCC 's books, records, and computer programs and data relating to any of the foregoing; and

               (d) all accessories and additions to, substitutions for, and replacements, products, and proceeds of, any of the foregoing (all of the foregoing, and all of the security described in Sections 4.2, being referred to collectively as the "Collateral").

          4.2 Pledge of Membership Interests. To evidence the security interest granted by all of the members of DCC ("Members") to PBCI in all the issued and outstanding units of membership interest in DCC now or hereafter owned by the Members ("Units"), PBCI and the Members of DCC (the "Members") shall execute a pledge agreement substantially in the form attached hereto as Exhibit E (the "Pledge Agreement").

          4.3 Preservation of Collateral and Perfection of Security Interests Therein. (a) DCC shall execute and deliver to PBCI, concurrently with the execution of this Agreement, and shall execute and deliver to PBCI at any time or times hereafter at the request of PBCI or the Agent (as defined below), all financing statements or other documents, including mortgages on real estate owned by DCC (the "Security Instruments") (and pay the cost of filing or recording the same in all public offices deemed necessary by PBCI), as PBCI or the Agent may request, in forms satisfactory to PBCI, and take all further action that PBCI or the Agent may request, or which may be reasonably necessary or desirable, to perfect and keep perfected the security interest in the Collateral granted by DCC to PBCI or otherwise to protect and preserve the Collateral and PBCI's security interest therein. Should DCC fail to do so, PBCI is authorized to sign any such Security Instruments as DCC's agent.

               (b) DCC will furnish to PBCI from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as PBCI may reasonably request, all in reasonable detail.

               (c) DCC shall notify PBCI, within five days after the occurrence thereof, of the acquisition of any property by DCC that is not subject to the existing liens and security interests in favor of PBCI and of any other event or condition that may require additional action of any nature in order to create, preserve, or perfect the liens and security interests of PBCI.

               (d) DCC shall cause all tangible Collateral to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual.

          4.4 Alternate Security and Pledge Agreements. If requested by PBCI in order for the transactions contemplated by this Agreement to comply with the limitations and restrictions of any applicable agreement between PBCI and its lenders and any banks designated as agent for the lenders ("Agent"), as amended from time to time, or to obtain a waiver therefrom, DCC hereby agrees that a security interest as referred to in Section 4.1 hereof and a pledge of Units as referred to in Section 4.2 hereof may be granted directly to the Agent in lieu of or in addition to such grants to PBCI, in which event appropriate alterations may be made to this Article IV and to the forms of the other Security Agreements, and references herein to such security, pledges, and deliveries thereof to PBCI may be deemed to refer to the Agent, as appropriate.

          4.5 Release and Termination. Upon payment in full of the outstanding principal balance of the Loans and all accrued interest thereon and the payment in full of all fees and expenses payable by DCC pursuant to Section 11.4 hereof, PBCI shall promptly execute and deliver to DCC such documents, instruments, termination statements and releases as shall be requested by DCC in order to terminate, release, reconvey and discharge all of the liens, security interests and encumbrances created by or pursuant to this Agreement, the Pledge Agreement and the Security Instruments.

                                   ARTICLE V

                            CONDITIONS OF ADVANCES
                            ----------------------

          5.1 General Provisions Applicable to all Loans. Notwithstanding any other provisions contained in this Agreement, PBCI's obligations to make (i) any Advance under the Revolver Loan, (ii) any advance under Term Loan A, (iii) Term Loan B and (iv) Term Loan C, shall be conditioned upon the satisfaction of the following conditions:

               (a) No material adverse change, as determined by PBCI in its sole discretion, in the financial condition, results of operations, assets, or business of DCC, shall have occurred at any time or times subsequent to the date thereof.

               (b) Neither a Default (as that term is defined in Article X hereof) nor any event which, through the passage of time or the service of notice or both, would mature into a Default (an "Event of Default") shall have occurred and be continuing.

               (c) The representations and warranties contained in Article VI hereof and in the Pledge Agreement and the other Security Instruments shall be true and correct on and as of the date such Advance or Loan is made.

               (d) DCC shall be in compliance with the terms of the Supply Agreement.

               (e) PBCI shall have received, in form and substance satisfactory to it, all certificates, consents, affidavits, schedules, instruments, and other documents which DCC is obligated to provide to PBCI hereunder or which PBCI may at any time reasonably request.

          5.2 Specific Conditions for Revolver Loan. In addition to DCC's satisfaction of the conditions set forth in Section 5.1 hereof, PBCI's obligations to make any Advance (including the initial Advance) shall be conditioned upon the satisfaction of the following conditions:

               (a) PBCI shall have received, at least seven days prior to the day an Advance is to be made under the Revolver Loan, (i) a written request from a manager of DCC for an Advance in a specified amount, (ii) a certificate of DCC in the form attached hereto as Exhibit F, which shall be signed by a manager of DCC, and (iii) copies of all other documents required to be delivered to PBCI under Section 7.1 below or otherwise reasonably requested.

               (b) DCC shall have less than $50,000 in cash or cash equivalents on hand as of the date of the notice referred to in this Section 5.2.

          5.3 Specific Conditions for Term Loan A. In addition to DCC's satisfaction of the conditions set forth in Section 5.1 hereof, PBCI's obligations to make any advance (including the initial advance) under Term Loan A, shall be conditioned upon the satisfaction of the following conditions:

               (a) PBCI shall have received, at least seven days prior to the day an advance is to be made under Term Loan A, (i) a written request from a manager of DCC for an advance in a specified amount, (ii) a certificate of DCC in the form attached hereto as Exhibit G, which shall be signed by a manager of DCC, and (iii) copies of all other documents required to be delivered to PBCI under Section 7.1 below or otherwise reasonably requested.

               (b) PBCI shall have received a certificate of DCC, which shall be signed by a manager of DCC, and which shall certify that the amount of the requested advance under

Term Loan A is the amount necessary to repay the indebtedness assumed pursuant to the Purchase Agreement or to purchase Equipment described in such certificate. Any such Equipment purchases and the amounts thereof, must be approved by PBCI.

          5.4 Specific Conditions for Term Loan C. In addition to DCC's satisfaction of the conditions set forth in Section 5.1 hereof, PBCI's obligations to make Term Loan C shall be conditioned upon the satisfaction of the following conditions:

               (a) Berkley Ward shall have entered into a purchase agreement with Jay Ward, in form and substance satisfactory to PBCI in its sole discretion, pursuant to which Berkley Ward is obligated to purchase from Jay Ward, and Jay Ward is obligated to sell to Berkley Ward, 77,090 of Jay Ward's shares of common stock in HTH at a per-share price of $1.50.

               (b) Berkley Ward shall have executed and delivered to DCC a promissory note in form and substance satisfactory to PBCI in its sole discretion, evidencing the loan to Berkley Ward of the proceeds of Term Loan C for the purchase of all or a portion of Jay Ward's equity interest in HTH ("Ward Note").

               (c) The closing of the transactions contemplated in this Section
5.4 shall occur no later than 30 days from the date hereof.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          DCC represents and warrants that:

          6.1 Financial Statements. The financial statements to be furnished to PBCI or the Agent in accordance with Section 7.1 below will be prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and will fairly present the financial condition of DCC at the dates thereof and its results of operations for the periods indicated.

          6.2 Membership Interest. As of the date hereof there are outstanding 466,196 Units, there are no outstanding options, warrants, rights, contracts, or agreements of any kind for the issuance or sale of any units of membership interest in DCC or for the issuance or sale of any other securities or obligations of DCC or for the purchase by DCC of any of its units of membership interest.

          6.3 No Material Adverse Change. Since the date hereof, there has been no material adverse change in the financial condition, results of operations, assets, or business of DCC, taken as a whole.

          6.4 No Pending Material Litigation or Proceedings. There are no actions, suits, investigations or proceedings pending or, to the knowledge of DCC, threatened against or affecting DCC or the business or properties of DCC, in any court or before or by any governmental department, commission, board, agency or instrumentality, or any arbitrator. DCC is not in default with respect to any order, writ, injunction, or decree of any court or arbitrator or governmental agency.

          6.5 Valid Organization; Due Authorization; Valid and Binding Agreement. (a) DCC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power and authority to enter into and perform this Agreement and to issue the Notes and incur the indebtedness to be evidenced thereby. DCC is qualified to do business and is in good standing in each jurisdiction in which failure to so qualify could have a material adverse affect on its property, business, operations, or prospects.

               (b) This Agreement and the Notes have each been duly authorized by all required action on the part of DCC and each of this Agreement and the Revolver Note, the Term Loan A Note and the Term Loan B Note has been, and the Term Loan C Note will be, duly executed and delivered by DCC and the Revolver Note, the Term Loan A Note, and the Term Loan B Note each constitutes, and the Term Loan C Note will constitute when executed, the legal, valid, and binding obligation of DCC enforceable in accordance with its terms.

               (c) The execution and delivery of this Agreement and the Revolver Note, the Term Loan A Note and the Term Loan B Note and the performance by DCC of its obligations hereunder and thereunder are not, and the execution and delivery of the Term Loan C Note and the performance of its obligations thereunder will not be, in contravention of any law, rule or regulation, including without limitation Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System, and will not conflict with or result in any breach of any of the provisions, or constitute a default under or result in the creation or imposition of any lien or encumbrance (except as expressly provided herein) upon any of the property of DCC pursuant to any of the provisions of the Certificate of Formation or limited liability agreement of DCC or any agreement or instrument to which DCC is a party or by which it or its assets is bound.

               (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other person, which has not been obtained or taken, is required for the execution and delivery of, or the performance by DCC of its obligations under, this Agreement or the Notes.

          6.6 Conduct of Business. Since its inception, DCC has not engaged in any business other than the business of producing cream cheese.

          6.7 Absence of Material Liabilities. DCC has no material liabilities or obligations, either accrued, absolute, contingent, or otherwise, except (a) as set forth in its most recent unaudited balance sheet, (b) normal liabilities and obligations incurred in the ordinary course of business since the date of its most recent unaided balance sheet, and
(c) obligations under contracts and agreements entered into in the ordinary course of business.

          6.8 Tax Matters. (a) DCC has filed all federal, state, and local tax returns which are required to be filed, except for extensions duly obtained, and has paid, or made provisions for the payment of, all taxes which have become due pursuant to such returns or pursuant to any assessment received by DCC, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

               (b) DCC will be recognized for tax purposes as a partnership within the meaning of Section 7701(a)(2) of the Internal Revenue Code of 1986, as amended ("Code"), and DCC is not a "publicly traded partnership" within the meaning of Section 7704 of the Code.

          6.9 Ownership of Collateral; Security Interest Priority. At the time any Collateral becomes subject to a security interest of PBCI hereunder, unless PBCI shall otherwise consent, (a) DCC shall be the lawful owner of such Collateral and have the right and authority to subject the same to the security interest of PBCI, (b) none of the Collateral shall be subject to any lien or encumbrance other than that in favor of PBCI, and (c) there shall be no effective financing statement covering any of the Collateral on file in any public office, other than in favor of PBCI. This Agreement creates in favor of PBCI a valid and perfected first-priority security interest in the Collateral enforceable against DCC and all third parties and secures the payment of DCC 's obligations hereunder and under the Note, and all other obligations of DCC to PBCI, whether now existing or hereafter arising, and all filings and other actions necessary or desirable to create, preserve, or perfect such security interest have been duly taken. Notwithstanding the foregoing provisions of this
Section 6.9, clause (b) and (c) and the immediately preceding sentence of this
Section 6.9 shall not be inaccurate by reason of any purchase money security interest (including pursuant to a financing lease) in any equipment purchased by DCC with PBCI's consent.

          6.10 Location of Offices, Records, and Facilities. DCC 's chief executive office and chief place of business and the office where DCC keeps its records concerning its accounts, contract rights, chattel papers, instruments, general intangibles, and other obligations arising out of or in connection with the operation of its business or otherwise ("Receivables"), and all originals of all leases and other chattel paper which evidence Receivables, are located in the State of Utah, at the address of DCC set forth in Section 11.5 hereof (as such address may be changed from time to time in accordance therewith). The federal tax identification number of DCC is 87-0546726. The name of DCC is "Doc's Cheese Company, L.L.C." and DCC operates under no other names.

          6.11 Location of Inventory, Fixtures, Machinery, and Equipment. (a) All Collateral consisting of inventory, fixtures, machinery, or equipment is located at the address of DCC set forth in Section 11.5 hereof and at no other locations without the prior written consent of PBCI.

               (b) If the Collateral described in clause (a) is kept at leased locations, DCC has used its best efforts to obtain appropriate landlord lien waivers or subordination satisfactory to PBCI, unless such has been waived in writing by PBCI for the particular instance.

               (c) If the Collateral described in clause (a) is warehoused, DCC has sent appropriate warehousemen's notices, each reasonably satisfactory to PBCI, unless such has been waived by PBCI for the particular instance.

          6.12 Investment Company Act. DCC is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          6.13 Public Utility Holding Company Act. DCC is not a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.14 Subsidiaries. DCC has no Subsidiaries as of the date of this Agreement.

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS
                             ---------------------

          DCC covenants and agrees that so long as this Agreement remains in effect:

          7.1 Financial Statements. (a) DCC shall cause to be furnished to PBCI and, at PBCI's request, to the Agent: (i) as soon as practicable and in any event within 20 days after the end of each Retail Period, statements of income and cash flows of DCC for such period and for the period from the beginning of the then current fiscal year to the end of such Retail Period and a balance sheet of DCC as of the end of such Retail Period, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year, certified as accurate by a manager or by the chief financial officer or treasurer of DCC, subject to changes resulting from normal, recurring year-end adjustments; (ii) as soon as practicable and in any event within 60 days after the end of each fiscal year, statements of income and cash flows of DCC for such year, and a balance sheet of DCC as of the end of such year, setting forth in each case, in comparative form, corresponding figures for the preceding fiscal year and as of the end of the preceding fiscal year, audited by independent certified public accountants selected by PBCI and reasonably satisfactory to DCC; and (iii) as soon as practicable (but in any event not more than five business days after the president of DCC obtains knowledge of the occurrence of an event or the existence of a circumstance giving rise to an Event of Default or a Default), notice of any and all Events of Default or Defaults hereunder.

               (b) All financial statements delivered to PBCI, and if applicable, the Agent pursuant to the requirements of Section 7.1(a) shall be prepared in accordance with generally accepted accounting principles consistently applied. Together with each delivery of financial statements required by Section 7.1(a), DCC shall deliver to PBCI an officer's certificate stating that there exists no Default or Event of Default, or, if any Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action DCC proposes to take or has taken with respect thereto. Together with each delivery of financial statements required by Section 7.1(a)(ii) above, DCC shall deliver to PBCI a certificate of the accountants who performed the audit in connection with such statements stating that in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof. Such accountants shall not be liable by reason of any failure to obtain knowledge of any Default or Event of Default which would not be disclosed in the ordinary course of an audit. DCC authorizes PBCI to discuss the financial condition of DCC with DCC 's independent public accountants and agrees that such discussion or communication shall be without liability to either PBCI or DCC 's independent public accountants.

          7.2 Inspection. PBCI, or any person designated from time to time by PBCI, shall have the right, from time to time hereafter, to call at DCC's place or places of business during ordinary business hours, and, without hindrance or delay, (a) to inspect, audit, check, and make copies of and extracts from DCC 's books, records, journals, orders, receipts, and any correspondence and other data relating to the business of DCC or to any transactions between the parties hereto, and (b) to discuss the affairs, finances, and business of DCC with the officers of DCC, its independent certified public accountants and any of its consultants.

          7.3 Conduct of Business. (a) DCC shall (i) maintain its existence and qualification to do business in good standing in each jurisdiction where the failure to be so qualified would have a material adverse effect on the financial condition of DCC, (ii) maintain in full force and effect all licenses, bonds, franchises, leases, patents, contracts, and other rights necessary to the conduct of its business, and (iii) comply with all applicable laws and regulations of any federal, state, or local governmental authority, including those relating to environmental matters, labor and employment laws and employee benefit matters.

               (b) DCC shall duly pay and discharge (i) all lawful claims, whether for labor, materials, supplies, services, or anything else, which might or could, if unpaid, become a lien or charge upon its property or assets, unless and to the extent only that the validity thereof is being contested in good faith and by such appropriate proceedings, (ii) all of its trade bills when due in accordance with customary practice, and (iii) all taxes.

               (c) DCC shall conduct its business and operations in a manner consistent with that of an establishment for the production of cream cheese, cream cheese-related products and spreads ("Products").

          7.4 Insurance. (a) DCC shall keep and maintain at its sole cost and expense, (i) insurance on their assets for at least 100% of the full replacement value (or the full insurable value) thereof against loss or damage by fire, theft, explosion, and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses similarly situated; and (ii) comprehensive general liability insurance relating to DCC's ownership and use of its assets, including premises and operations coverage, owners and contractors protective coverage, products and completed operations coverage, full blanket contractual coverage, broad form property damage coverage, and a waiver of any and all right of subrogation against PBCI.

               (b) All such policies of insurance shall be in such form and in such amounts as is customary in the case of other owners or users of like properties in similar businesses, with insurers as shall be reasonably satisfactory to PBCI. Upon demand, DCC shall deliver to PBCI the original (or certified) copy of each policy of insurance, and evidence of payment of all premiums for each such policy. Such policies of insurance (except those of public liability) shall contain an endorsement in form and substance acceptable to PBCI, showing PBCI as an additional insured, and shall contain an endorsement providing that DCC's policies are primary with respect to PBCI and that any other insurance maintained by PBCI is excess and non-contributing. Such endorsement, or an independent instrument furnished to PBCI, shall provide that all insurance companies will give PBCI at least 30 days prior written notice before any such policy or policies of insurance shall be altered or canceled. DCC hereby directs all insurers under such policies of insurance (except those of public liability) to pay all proceeds payable thereunder for claims in excess of the aggregate amount of $50,000 directly to PBCI, and DCC irrevocably appoints PBCI (and all officers, employees, or agents designated by PBCI), as DCC's true and lawful agent (and attorney-in-fact) for the purpose of endorsing the name of DCC on any check, draft, instrument, or other item of payment for such proceeds. Any proceeds received by PBCI shall be applied to DCC's obligations hereunder, and any overage shall be paid to DCC. DCC irrevocably appoints PBCI, from and after a Default or an Event of Default, as DCC's true and lawful agent (and attorney-in-fact) for the purpose of making, settling, and adjusting claims under such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event DCC at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then PBCI, without waiving or releasing any Default or Event of Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which PBCI deems advisable. All sums so disbursed by PBCI, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall be part of DCC's obligations hereunder, payable by DCC to PBCI on demand.

          7.5 Notice of Suit or Adverse Change in Business. DCC shall, as soon as possible, and in any event within five business days after DCC learns of the following, give written notice to PBCI of (a) any material proceeding(s) being instituted or threatened to be instituted by or against DCC or HTH in any federal, state, or local court or before any commission or other regulatory body (federal, state, or local), and (b) any material adverse change in the financial condition, results of operations, business, or assets of DCC or HTH.

          7.6 Use of Proceeds. Except as otherwise authorized in writing by PBCI, DCC shall use the proceeds of the Loans for the purposes set forth in
Article I and Article II hereof. DCC will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any person for the purpose of purchasing or carrying any such margin stock.

          7.7 Additional Members. DCC agrees to cause each person other than PBCI becoming a member of DCC from time to time after the date of the Pledge Agreement to execute and deliver to PBCI, within five business days after such person becomes a member of DCC, a copy of the Pledge Agreement.


          7.8 Place of Business. DCC will provide PBCI with 60 days' prior written notice of any proposed change in the location of its chief executive office. DCC shall not change its name without the prior written consent of PBCI.

          7.9 Location of Inventory, Fixtures, Machinery, and Equipment. (a) All Collateral consisting of inventory, fixtures, machinery, and equipment, shall at all times be located at the address of DCC set forth in Section 11.5 hereof, and at no other locations without the prior written consent of PBCI.

               (b) If the Collateral described in clause (a) is at any time kept at leased locations, DCC shall use its best efforts to obtain appropriate landlord lien waivers or subordination satisfactory to PBCI, unless such has been waived in writing by PBCI for a particular instance.

               (c) If the Collateral described in clause (a) is at any time warehoused, DCC shall send appropriate warehousemen's notices, each satisfactory to PBCI, unless such has been waived by PBCI for the particular instance.

          7.10 Documents and Notices of HTH. DCC shall provide to PBCI, promptly following receipt by DCC, copies of all documents, communications and notices delivered to DCC under the HTH Loan Agreement, including but not limited to, financial statements of HTH (periodic and annual) and any notice of default.

                                 ARTICLE VIII

                              NEGATIVE COVENANTS
                              ------------------

          DCC covenants and agrees that, so long as this Agreement remains in effect (unless PBCI shall give its prior written consent thereto):

          8.1 Guarantees; etc. DCC shall not guarantee, endorse or otherwise in any way become or be responsible for obligations of any other person, whether by agreement to purchase the indebtedness of any other person or through the purchase of goods, supplies, or services, or by agreement to maintain net worth, working capital, or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance, or loan for the purpose of paying or discharging any indebtedness or obligation of such other person or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business and except as specifically contemplated by Term Loan A, Term Loan B and Term Loan C.

          8.2 Disposal of Property. DCC shall not sell, lease, transfer, or otherwise dispose of any of its properties, assets, and rights (or agree to sell, lease, transfer, or otherwise dispose of any of its properties, assets, and rights) (including the Collateral) to any party except in the ordinary course of business and except as contemplated in that certain Option Agreement of even date herewith by and among PBCI, DCC and the Members ("Option Agreement").

          8.3 Compensation to Members. Other than (i) reasonable salaries and other normal benefits to be paid to Berkley Ward, which salaries and benefits must be approved by PBCI, (ii) distributions required to be made by Section 6.2 of DCC's limited liability company agreement, (iii) the funding of the transactions for which the proceeds of Term Loan B and Term Loan C are to be used, (iv) as contemplated in the Employment Agreement of even date herewith by and between C. Reed Ernstrom and DCC (the "Ernstrom Employment Agreement"), and
(v) salary adjustments approved by PBCI, which approval shall not be unreasonably withheld, DCC shall not make any loans to, or pay any compensation, bonuses, fees, options, or other amounts to any member or to any of the affiliates or immediate family members of any such member. DCC shall not, without the prior written consent of PBCI, amend the Ernstrom Employment Agreement or enter into or amend any other employment arrangement or agreement.

          8.4 Distributions and other Transactions. DCC shall not, directly or indirectly, (a) redeem, purchase, or otherwise retire any of its units of membership interest, (b) make any distributions to its members other than distributions required to be made by Section 6.2 of DCC's limited liability company agreement, or (c) return capital of DCC to its members.

          8.5 Additional Indebtedness; Capital Expenditures; Material Transactions.

               (a) Other than the indebtedness to be assumed and discharged by DCC pursuant to the Purchase Agreement, DCC shall not incur additional indebtedness in excess of $5,000 as to any one item and $50,000 in the aggregate without the consent of PBCI.

               (b) DCC shall not make or obligate itself to make capital expenditures aggregating more than $10,000, other than capital expenditures approved pursuant to Section 5.3(b), or incur any material obligations or liabilities or enter into any material transaction other than in the ordinary course of business of producing Products.

          8.6 Mergers, Consolidations, Acquisitions, etc. Other than as contemplated in the Option Agreement, the License Agreement of even date herewith by and between PBCI and DCC ("License Agreement") and the Supply Agreement, and other than pursuant to the transactions for which the proceeds of Term Loan B and Term Loan C are to be used, DCC shall not (a) be a party to any consolidation, reorganization, or merger; (b) sell or otherwise transfer any part of its assets except in the ordinary course of business; (c) effect any change in its capital structure or in any of its business objectives, purposes, and operations; (d) acquire any capital in or equity ownership of another corporation, partnership, or other business organization; (e) engage in any business other than the production of cream cheese; or (f) liquidate or dissolve or take any action with a view toward liquidation or dissolution.

          8.7  Amendments to Documents; Foreclosure on HTH Loan.

               (a) DCC shall not make any changes in or amendments to, or in the case of the documents set forth in clauses (ii), (iii) and (iv) below, waive any provision or breach of or default under, the following documents as they are in effect as of the date hereof, without the prior written consent of PBCI: (i) its Certificate of Formation or limited liability company agreement, (ii) the Ernstrom Employment Agreement, (iii) the Ward Note, (iv) the HTH Loan Agreement (and any ancillary document thereto) and (v) the Purchase Agreement (and any ancillary document thereto)

               (b) DCC shall not foreclose on the loan made to HTH pursuant to the HTH Loan Agreement without the prior written consent of PBCI.

          8.8 Issuance of Units of Membership Interests; Grant of Options. DCC will not issue any additional units of membership interest or grant any option, warrant, or similar right to acquire units membership interest.

          8.9 Liens. DCC shall not create, incur, or suffer to exist any lien on any of the assets, rights, revenues or property, real, personal, or mixed, tangible or intangible, whether now owned or hereafter acquired, of DCC, other than liens in favor of PBCI and liens otherwise permitted under Section 6.9 hereof.

          8.10 Transactions with Affiliates. DCC shall not become a party to, or become liable in respect of, any contract or undertaking with any Affiliate (as defined in Section 11.3 hereof) except in the ordinary course of business and on terms not less favorable to DCC than those which could be obtained if such contract or undertaking was an arms length transaction with a person other than an affiliate.

          8.11 Investments. DCC shall not create or otherwise invest in any corporation, partnership, or other entity.


                                   ARTICLE IX

                             CONDITIONS OF CLOSING
                             ---------------------

          PBCI's obligations hereunder shall be subject to (a) the performance by DCC prior to or on the Closing Date of all of its covenants therefore to be performed under this Agreement, (b) the accuracy of DCC 's representations and warranties contained in this

Agreement on the Closing Date, and (c) the satisfaction, prior to or on the Closing Date, of the following further conditions:

          9.1 Opinion of Counsel. (a) PBCI shall have received on the Closing Date from Parsons Behle & Latimer an opinion, dated the Closing Date, in the form attached hereto as Exhibit H with all blanks appropriately completed.

               (b) PBCI shall have received on the Closing Date from Parsons Behle & Latimer an opinion, dated the Closing Date, that DCC will be taxed as a partnership within the meaning of Section 7701(a)(2) of the Code and that DCC will not be a "publicly traded partnership" within the meaning of Section 7704 of the Code.

          9.2 Proceedings and Documents. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident to such transactions shall be satisfactory in form and substance to PBCI and its counsel, and PBCI shall have received all documents or other evidence which it and its counsel may reasonably have requested in connection with such transaction, including copies of records of all proceedings in connection with such transaction and compliance with the conditions set forth in this Article IX, in form and substance satisfactory to PBCI and its counsel.

          9.3 Executed Documents. DCC, and to the extent applicable, the Members, shall have each duly executed the following documents to which they are parties, and shall have delivered to PBCI the following:

               (a)  this Agreement;

               (b) the Revolver Note, the Term Loan A Note and the Term Loan B Note;

               (c)  the Pledge Agreement;

               (d)  the License Agreement;

               (e)  the HTH Loan Agreement;

               (f)  the Supply Agreement.

               (g)  the sublease with PBCI;

               (h)  the Option Agreement;

               (i)  the Ernstrom Employment Agreement;

               (j) a letter from Members regarding continuation of the existence of DCC in certain circumstances; and

               (k) such financing statements or other documents for filing with public officials with respect to the Security Instruments as PBCI may reasonably request.


          9.4  No Defaults.  There shall exist no Event of Default or Default.

          9.5 Additional Deliveries. PBCI shall have received, in form and substance satisfactory to it, copies of the following documents:

               (a) DCC's Certificate of Formation, certified as true and correct by the Secretary of State of Delaware, dated within ten days prior to the Closing Date, and certified as true and correct as of the Closing Date by a manager of DCC;

               (b) DCC's limited liability company agreement, as in force and effect on the Closing Date, certified as true and correct by a manager of DCC;

               (c) certificate of good standing of DCC from the Secretary of State of Delaware dated within ten days prior to the Closing Date; and

               (d) authorizing resolutions of the managers and members of DCC and evidence of other action taken by DCC to authorize, among other things, the execution, delivery, and performance by DCC of this Agreement, the Notes and the Security Instruments and the consummation of the transactions contemplated hereby, including resolutions authorizing DCC to enter into the Supply Agreement, the License Agreement, the Option Agreement, the Ernstrom Employment Agreement, the HTH Loan Agreement, and all other documents contemplated herein and therein, certified as true and correct as of the Closing Date by a manager of DCC.

          9.6 Opinion of Auditors. PBCI shall have received on the Closing Date from PBCI's independent public accountants an opinion, dated the Closing Date, in form and substance satisfactory to PBCI, to the effect that the Notes and the obligations incurred hereunder are deemed to be debt, and not equity, in accordance with generally accepted accounting principles.

          9.7 Tangible Net Worth. PBCI shall have received evidence, satisfactory to it, that DCC has, on the Closing Date, tangible net worth of at least $50,000.

          9.8 Compliance with PBCI Credit Agreements. PBCI shall have determined that this Agreement complies with applicable restrictions or limitations under any lending arrangements or credit agreements to which PBCI is a party or obtained a written waiver of noncompliance of the transactions contemplated hereby with such agreements.

                                   ARTICLE X

                      DEFAULT, RIGHTS AND REMEDIES OF PBCI
                      ------------------------------------

          10.1 Default. The occurrence of any of the following events or acts shall constitute a default ("Default"):

               (a) Default in the payment when due of any portion of the principal on any of the Notes and the continuance of such default for a period of three days;

               (b) Default in the payment when due of any portion of the interest on the outstanding principal of any of the Notes and the continuance of such default for a period of 10 days;

               (c) any representation or warranty now or hereafter made in this Agreement, the Pledge Agreement, any of the Notes, any other Security Instrument, or any certificate hereunder or thereunder shall not be true, or any certificate, statement, report, financial data, or notice furnished at any time by DCC to PBCI shall be materially inaccurate;

               (d) any breach of, or failure to perform or observe, any covenant, condition, or agreement contained in the Pledge Agreement, or in any other Security Instrument, which in each case shall continue unremedied for a period of 10 calendar days following notice thereof from PBCI, provided that such grace period shall not apply, and DCC shall be in Default immediately upon such breach, if, in PBCI's judgment, such breach may not be reasonably cured by DCC during such cure period;

               (e) the breach of, or failure to perform or observe, any covenant, condition, or agreement contained in Sections 7.6, 8.1, 8.2, 8.4, 8.6, 8.7, 8.8, 8.10, or 8.11 of this Agreement;

               (f) any breach of, or failure to perform or observe, any other covenant, condition, or agreement contained in this Agreement or any of the Notes, which shall continue unremedied for a period of 10 calendar days following notice thereof from PBCI, provided that such grace period shall not apply, and DCC shall be in Default immediately upon such breach, if, in PBCI's judgment, such breach may not reasonably be cured by DCC during such cure period;

               (g) DCC shall (i) generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due, (ii) make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets, (iii) commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (iv) have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of 60 days or more, (v) by any act or omission, indicate its consent to, approval of, or knowing acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties, or (vi) suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of 60 days or more;

               (h) C. Reed Ernstrom dies, voluntarily terminates his employment with DCC or substantially reduces his responsibilities for DCC's operations or DCC terminates him for any reason whatsoever and DCC does not replace him within 90 days thereafter with an individual who is acceptable to PBCI in its sole discretion;

               (i) DCC's default under, or breach of any provision of, the Supply Agreement, the License Agreement, the Option Agreement or the sublease with PBCI;

               (j) dissolution or liquidation of DCC;

               (k) there occurs a material adverse change in the financial condition, results of operations, assets, or business of DCC taken as a whole;

               (l) DCC shall (i) fail to pay any indebtedness for borrowed money (other than the Notes) of DCC, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and any applicable grace periods shall have expired, or (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration, after the giving of notice, of the maturity of such indebtedness, or (iii) default in the performance or observance of any obligations under leases of real property if the effect of such default is to permit the termination of such lease;

               (m) one or more judgments, decrees or orders for the payment of money in excess of $100,000 in the aggregate and not otherwise fully covered by insurance shall be rendered against DCC, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 20 consecutive days without being vacated, discharged, satisfied, escorted, stayed, or bonded pending appeal; or

               (n) the Pledge Agreement, any other Security Instrument, or the security interests created under this Agreement shall be terminated, invalidated, or set aside or be declared ineffective or inoperative or in any way cease to give or provide to PBCI the benefits purported to be created thereby.

               10.2 Default; Remedies. (a) In the event a Default shall exist or occur PBCI may:

               (i) terminate its obligations under this Agreement and cease to make any further advances or loans under Articles I and II, and shall have the right to declare any or all of the Notes due and payable in full, without demand, presentment, or notice of any kind;

               (ii) in its sole and absolute discretion, exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code with respect to the Collateral and any other applicable law upon default by a debtor;

               (iii) exercise its rights under the Pledge Agreement and/or the other Security Instruments;

provided, however, that in the case of any event or condition described in
Section 10.1(g) with respect to DCC, PBCI's obligations under this Agreement shall automatically terminate forthwith and all amounts owed by DCC hereunder and under the Notes shall automatically become immediately due and payable without notice, demand, presentment, protest, diligence, notice of dishonor, or other formality, all of which are hereby expressly waived

               (b) In connection with the exercise of PBCI's rights and remedies provided in Section 10.2(a)(ii), DCC hereby agrees to assemble the Collateral and make it available to PBCI at a place to be designated by PBCI which is reasonably convenient to both parties, authorizes PBCI to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements incurred by PBCI) and then to the payment and satisfaction of the Loans. Any requirement of reasonable notice shall be met if PBCI sends such notice to DCC, by registered or certified mail, at least five days prior to the date of sale, disposition, or other event giving rise to a required notice. PBCI may be the purchaser at any such sale. DCC expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Loans. PBCI shall have no obligation to preserve rights against prior parties. DCC hereby waives as to PBCI any right of subrogation or marshaling of such Collateral and any other collateral for the Loan. To this end, DCC hereby expressly agrees that any such collateral or other security of DCC or any other party which PBCI may hold, or which may come to any of them or any of their possession, may be dealt with in all respects and particulars as though this Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which PBCI or DCC does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. DCC shall be liable for any deficiency remaining after disposition of the Collateral.

               (c) All of PBCI's rights and remedies under this Agreement are cumulative and nonexclusive.

          10.3 No Waiver. PBCI's failure, at any time or times hereafter, to require DCC's strict compliance with or performance of any provision of this Agreement shall not waive, affect, or diminish any right of PBCI thereafter to demand such strict compliance or performance therewith. Any suspension or waiver by PBCI of a Default or an Event of Default by PBCI under this Agreement or any of the Notes shall not suspend, waive, or affect any other Default or Event of Default by DCC under this Agreement or any of the Notes, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants, and representations of DCC contained in this Agreement or the Note and no Default or Event of Default by DCC under this Agreement or the Notes shall be deemed to have been suspended or waived by PBCI unless such suspension or waiver is in writing signed by an officer of PBCI.


                                   ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

          11.1 No Oral Change. This Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

          11.2 Assignment. DCC may not assign any of its rights or delegate any of its obligations under this Agreement without PBCI's written consent, which consent may be withheld in PBCI's sole discretion. PBCI may assign any of its rights or delegate any of its obligations under this Agreement (including assignment of this Agreement, any of the Notes, the Pledge Agreement and the Security Instruments). Any such assignment shall vest in the assignee all of the benefits under the documents so assigned.

          11.3 Certain Definitions. For purposes of this Agreement, the term "Affiliate" of a specified person shall mean any person or entity which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

          11.4 Costs and Attorneys' Fees.  (a)  Except as provided in Section
2.3 hereof and subsection (b) or (c) of this Section 11.4, each of the parties hereto shall pay its own expenses (including accounting fees) incident to the negotiation and execution of this Agreement and to the consummation of the transactions contemplated hereby.

               (b) DCC shall pay all reasonable attorneys' fees and any costs and charges relating to or arising out of (i) the negotiation and drafting of this Agreement and all related documents and (ii) the enforcement by PBCI of its rights to collect any portion of the Loans.

               (c) In any action not founded solely on grounds covered by subsection (b) of this Section 11.4, the party to the action who does not prevail shall pay to the prevailing party the court costs and reasonable attorney's fees and other expenses (including, but not limited to, fees and expenses of expert witnesses or consulting experts) incurred directly or indirectly by the prevailing party in connection with its prosecution or defense of the action, as the case may be.

          11.5 Communications and Notices. All communications and notices provided for in this Agreement or under the Note shall be in writing and shall be deemed to have been duly given if delivered personally to the party to whose attention the notice is directed or sent by overnight express, facsimile transmission, express mail delivery service, or registered or certified mail, return receipt requested, postage prepaid, and properly addressed as follows:

               If to DCC:

                    Doc's Cheese Company, L.L.C.
                    761 South 200 West
                    Richmond, Utah  84333
                    Attention:  Reed Ernstrom
                    Facsimile:  (801) 258-5279

               with a copy to:

                    Parsons Behle & Latimer
                    201 South Main Street, Suite 1800
                    Salt Lake City, Utah  84111
                    Attention:  William D. Holyoak, Esq.
                    Facsimile:

               If to PBCI:

                    Progressive Bagel Concepts, Inc.
                    1526 Cole Blvd., Suite 200
                    Golden, CO  80401
                    Attention:  Chairman
                    Facsimile:  (303) 202-3490

               with a copy to:

                    Progressive Bagel Concepts, Inc.
                    1526 Cole Blvd., Suite 200
                    Golden, CO  80401
                    Attention:  General Counsel
                    Facsimile:  (303) 202-3490

Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given when so delivered. Any notice delivered by facsimile transmission shall be deemed to have been given on the earlier of the date it is actually received or one day after such transmission. Any notice delivered by overnight express courier will be deemed to have been given on the next succeeding business day after the day it is sent to the intended recipient at the address set forth above, and any notice delivered by registered or certified mail or express mail delivery service shall be deemed to have been duly given on the earlier of the date it is actually received or three business days after it is sent to the intended recipient at the address set forth above.

          11.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          11.7 Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          11.8 Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and the provisions of this Agreement shall be severable in any such instance.

          11.9 Avoidance. To the extent that PBCI receives any payment on account of DCC 's obligations hereunder, and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment(s) or proceeds received, DCC obligations hereunder, or part thereof intended to be satisfied, shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by PBCI.

          11.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          11.11 Entire Agreement. This Agreement, the Notes, the Pledge Agreement, the Security Instruments and the exhibits to each of the foregoing contain the entire agreement of the parties hereto with respect to the transactions contemplated herein, and collectively supersede all prior understandings and agreements of the parties with respect to the subject matter hereof.

          11.12  General Indemnity.  In addition to the payments pursuant to
Section 11.3, DCC agrees to indemnify, pay, and hold PBCI and any holder of any of the Notes, and the officers, directors, employees, agents, and Affiliates of PBCI and any such holder (collectively, the "Indemnities"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnities in connection with any investigative, administrative, or judicial proceeding commenced or threatened, whether or not any of such Indemnities shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnitee, in any manner relating to or arising out of this Agreement, any of the Notes, the Pledge Agreement, the Security Instruments and the exhibits or any other agreements or document executed and delivered by DCC in connection therewith, including any damage to the health and safety of DCC's workers or the environment, PBCI's agreement to make the Loans hereunder, or the use or intended use of the proceeds of the Loans (the "indemnified liabilities"); provided that DCC shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay, and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, DCC shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnities or any of them. The provisions of the undertakings and indemnification set out in this Section 11.12 shall survive satisfaction and payment of DCC 's obligations hereunder and termination of this Agreement.

          11.13 Limitation on Damages. Notwithstanding anything to the contrary herein no party hereto shall be liable for consequential, indirect, incidental, special, speculative, or punitive damages (including, but not limited to, loss of revenue or profit) whether such claim alleges breach of contract, tortious conduct including, but not limited to, negligence, or any other theory.

          11.14 Submission to Jurisdiction. DCC agrees that any legal action or proceeding with respect to this Agreement, the Notes, the Pledge Agreement or any Security Instrument or the transactions contemplated hereby may be brought in any court of the State of Colorado, or in any court of the United States of America sitting in Colorado, and DCC hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to their respective person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to DCC or by the mailing thereof by registered or certified mail, postage prepaid to DCC at the address for DCC set forth in Section 11.5. Nothing in this paragraph shall affect the right of PBCI to serve process in any other manner permitted by law or limit the rights of PBCI to bring any such action or proceeding against DCC or property in the courts of any other jurisdiction. DCC hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

          11.15 Waiver of Jury Trial. No party to this instrument, which includes any assignee, successor, heir or personal representative of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of this Agreement, the Notes, the Pledge Agreement, any Security Instrument, any related instrument, or the dealings or the relationship between the parties. No party will seek to consolidate any such action, in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived.

          THE PROVISIONS OF THIS SECTION 11.15 HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PBCI IN ENTERING INTO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date and year first above written.


                              PROGRESSIVE BAGEL CONCEPTS, INC.

                              By: /s/ C. Reed Ernstrom
                                  _______________________________
                              Title:
                                    _____________________________

                              DOC'S CHEESE COMPANY, L.L.C.


                              By: /s/ Paul Strasen
                                  _______________________________
                              Title:
                                     ____________________________

                                    EXHIBITS


Exhibit A                Revolver Note

Exhibit B                Term Loan A Note

Exhibit C                Term Loan B Note

Exhibit D                Term Loan C Note

Exhibit E                Pledge Agreement

Exhibit F                Form of Certificate to Accompany Revolver Advances

Exhibit G                From of Certificate to Accompany Term Loan A Advance

Exhibit H                Opinion of DCC's Counsel

                                   EXHIBIT A

                                 REVOLVER NOTE

                                 REVOLVER NOTE


$400,000.00                                        Golden, Colorado
                                                   As of October 2, 1995


          FOR VALUE RECEIVED, Doc's Cheese Company, L.L.C., a Delaware limited liability company ("DCC"), promises to pay to the order of Progressive Bagel Concepts, Inc., a Delaware corporation ("PBCI"), pursuant to the Loan Agreement (as hereinafter defined) at such place as PBCI may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of four hundred thousand dollars ($400,000.00) and any interest thereon, or, if less, the aggregate unpaid amount of the Revolver Loan made pursuant to Section 1.1 of the Loan Agreement and any interest thereon.

          This Revolver Note ("Note") evidences the Revolver Loan made under, and is referred to in and is executed and delivered pursuant to, a Secured Loan Agreement dated of even date herewith between DCC and PBCI (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be repaid and accelerated and for a description of the collateral and security securing this Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Interest shall accrue daily on the aggregate outstanding principal balance of the Revolver Loan for the period commencing on the date the Revolver Loan is made until the Revolver Loan is paid in full, at a per annum rate equal to the rate designated and announced by Bank of America Illinois or its successor in interest (the "Bank") from time to time as its "reference rate" in effect at its principal office in Chicago, Illinois, plus 1%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." As of the date of the Note, the Bank's reference rate is 8.75%. Interest on the outstanding principal amount of the Revolver Loan shall be payable in arrears on the first day of each Retail Period commencing on the first day of the Retail Period immediately following the first Retail Period in which DCC initially draws on the Revolver Loan and continuing through and including the Maturity Date.

          Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

          Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Note in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

          If not earlier paid or if not accelerated for payment, DCC shall pay to PBCI the outstanding principal balance of the Revolver Loan and all accrued but unpaid interest thereon on the Maturity Date.

          This Note may be prepaid, without premium or penalty, at any time. All payments made hereunder shall be applied first to interest and then to outstanding principal.

          If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day.

          Demand, presentment, protest, diligence, notice of dishonor, and any other formality are hereby expressly waived by PBCI and any endorser or guarantor.

                                   ARTICLE I

                                    ADVANCES
                                    --------

          1.1 Revolver Loan Advances may be made from time to time by PBCI to DCC in the manner and on the terms and subject to the conditions set forth in the Loan Agreement. Upon granting each Advance, PBCI shall record the making and amount of such Advance on its books in a separate loan account, and shall also record in the loan account all payments made by DCC with respect to the Revolver Loan. The aggregate amount of all Advances, less the amounts of payment of principal made by DCC, shall be the principal amount outstanding under this Note. The loan account shall be prima facie evidence of the unpaid amount of principal outstanding under this Note; provided, however, that failure to maintain such account or record any Advances therein shall not relieve DCC of its obligations to repay the outstanding principal amount of the Revolver Loan, all accrued interest thereon, and any amount payable with respect thereto in accordance with the terms of this Note.


                                   ARTICLE II

                     DEFAULT, RIGHTS AND REMEDIES OF HOLDER
                     --------------------------------------

          2.1 The occurrence of a Default shall be a default under this Note. Upon any default under this Note, the holder of this Note may declare this Note due and payable in full and exercise such other rights and remedies as are available to the holder under the Loan Agreement or applicable law.

          2.2 If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, DCC promises to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral, to the extent allowed by the laws of the State of Colorado or any state in which any Collateral is situated.


                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

          3.1 THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF, THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          3.2 The holder of this Note may, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party, or any other party to this Note (i) extend the time for payment of either principal or interest from time to time, (ii) release or discharge any one or more parties liable on this Note, (iii) suspend the right to enforce this Note with respect to any persons, (iv) change, exchange, or release any property in which the holder has any interest securing this Note,
(v) justifiably or otherwise, impair any of the Collateral or suspend the right to enforce against any such Collateral, and (vi) at any time it deems it necessary or proper, call for and, should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

          3.3 Any provision herein, or in the Loan Agreement, or any other document executed or delivered in connection herewith or therewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither PBCI nor any holder hereof shall in any event be entitled to receive or collect, nor shall any amounts received hereunder be credited, so that PBCI or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person primarily obligated to pay this Note at the time in question. If any construction of this Note or the Loan Agreement, or any and all other papers, agreements or commitments, indicate a different right given to PBCI or any holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note, the Loan Agreement, and all other documents executed or delivered in connection herewith shall in all ways comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that PBCI or any holder hereof ever receives, collects, or applies as interest, any sum in excess of the maximum amount permitted by applicable law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note, and if this Note is paid in full, any remaining excess shall be paid to DCC. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted by applicable law, if any, PBCI and any holder hereof shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense or fee rather than as interest, and (b) "spread" the total amount of interest throughout the entire term of this Note.

          IN WITNESS WHEREOF, DCC has caused this Note to be executed in its corporate name by the undersigned officer, thereunto duly authorized.

                              DOC'S CHEESE COMPANY,L.L.C.

                              By:    ____________________________________
                              Title: ____________________________________

                                   EXHIBIT B

                                TERM LOAN A NOTE

                               TERM LOAN A NOTE


$1,079,944.02                                           Golden, Colorado
                                                        As of October 2, 1995


          FOR VALUE RECEIVED, Doc's Cheese Company, L.L.C., a Delaware limited liability company ("DCC"), promises to pay to the order of Progressive Bagel Concepts, Inc., a Delaware corporation ("PBCI"), pursuant to the Loan Agreement (as hereinafter defined) at such place as PBCI may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of one million, seventy nine thousand, nine hundred and forty four dollars and two cents ($1,079,944.02) and any interest thereon, or, if less, the aggregate unpaid amount of the Loan made pursuant to
Section 2.1 of the Loan Agreement and any interest thereon.

          This Term Loan A Note ("Note") evidences Term Loan A made under, and is referred to in and is executed and delivered pursuant to, a Secured Loan Agreement dated of even date herewith between DCC and PBCI (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be repaid and accelerated and for a description of the collateral and security securing this Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Interest shall accrue daily on the aggregate outstanding principal balance of Term Loan A for the period commencing on the date Term Loan A is made until Term Loan A is paid in full, at a per annum rate equal to the rate designated and announced by Bank of America Illinois or its successor in interest (the "Bank") from time to time as its "reference rate" in effect at its principal office in Chicago, Illinois, plus 1%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." As of the date of the Note, the Bank's reference rate is 8.75%. Interest on the outstanding principal amount of Term Loan A shall be payable in arrears on the first day of each Retail Period commencing on the first day of the Retail Period immediately following the first Retail Period in which DCC initially draws on Term Loan A, as otherwise provided herein in connection with principal payments, and at maturity (whether by acceleration or otherwise).

          Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

          Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Note in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

          If not earlier paid or if not accelerated for payment: (i) $929,944.02 of the outstanding principal amount of Term Loan A shall be payable to PBCI in 61 substantially equal periodic installments of principal, plus accrued but unpaid interest, with the first such payment due on the Draw Loan Termination Date and with subsequent payments and on the first day of each Retail Period thereafter, with the balance due and payable on the Maturity Date; and (ii) the remainder of the outstanding principal balance of Term Loan A (but in no event more than $150,000) shall be payable to PBCI in 26 substantially equal periodic installments of principal, plus accrued but unpaid interest, with the first such payment due on the Maturity Date and with subsequent payments due on the first day of each Retail Period thereafter, with the balance due and payable on the seventh anniversary of the date hereof.

          This Note may be prepaid without premium or penalty, at any time. All payments made hereunder shall be applied first to interest and then to outstanding principal.

          If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day.

          Demand, presentment, protest, diligence, notice of dishonor, and any other formality are hereby expressly waived by PBCI and any endorser or guarantor.

                                   ARTICLE I

                                    Advances
                                    --------

          1.1 Term Loan A advances may be made from time to time by PBCI to DCC in the manner and on the terms and subject to the conditions set forth in the Loan Agreement. Upon granting each loan advance, PBCI shall record the making and amount of such advance on its books in a separate loan account, and shall also record in the loan account all payments made by DCC with respect to Term Loan A. The aggregate amount of all advances, less the amounts of payment of principal made by DCC, shall be the principal amount outstanding under this Note. The loan account shall be prima facie evidence of the unpaid amount of principal outstanding under this Note; provided, however, that failure to maintain such account or record any advances therein shall not relieve DCC of its obligations to repay the outstanding principal amount of Term Loan A, all accrued interest thereon, and any amount payable with respect thereto in accordance with the terms of this Note.

                                   ARTICLE II

                     Default, Rights and Remedies of Holder
                     --------------------------------------

          2.1 The occurrence of a Default shall be a default under this Note. Upon any default under this Note, the holder of this Note may declare this Note due and payable in full and exercise such other rights and remedies as are available to the holder under the Loan Agreement or applicable law.

          2.2 If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, DCC promises to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral, to the extent allowed by the laws of the State of Colorado or any state in which any Collateral is situated.


                                  ARTICLE III

                                 Miscellaneous
                                 -------------

          3.1 THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF, THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          3.2 The holder of this Note may, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party, or any other party to this Note (i) extend the time for payment of either principal or interest from time to time, (ii) release or discharge any one or more parties liable on this Note, (iii) suspend the right to enforce this Note with respect to any persons, (iv) change, exchange, or release any property in which the holder has any interest securing this Note,
(v) justifiably or otherwise, impair any of the Collateral or suspend the right to enforce against any such Collateral, and (vi) at any time it deems it necessary or proper, call for and, should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

          3.3 Any provision herein, or in the Loan Agreement, or any other document executed or delivered in connection herewith or therewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither PBCI nor any holder hereof shall in any event be entitled to receive or collect, nor shall any amounts received hereunder be credited, so that PBCI or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person primarily obligated to pay this Note at the time in question. If any construction of this

Note or the Loan Agreement, or any and all other papers, agreements or commitments, indicate a different right given to PBCI or any holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note, the Loan Agreement, and all other documents executed or delivered in connection herewith shall in all ways comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that PBCI or any holder hereof ever receives, collects, or applies as interest, any sum in excess of the maximum amount permitted by applicable law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note, and if this Note is paid in full, any remaining excess shall be paid to DCC. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted by applicable law, if any, PBCI and any holder hereof shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense or fee rather than as interest, and (b) "spread" the total amount of interest throughout the entire term of this Note.

          IN WITNESS WHEREOF, DCC has caused this Note to be executed in its corporate name by the undersigned officer, thereunto duly authorized.

                              DOC'S CHEESE COMPANY, L.L.C.

                              By:     ____________________________________
                              Title:  ____________________________________

                                   EXHIBIT C

                                TERM LOAN B NOTE

                                TERM LOAN B NOTE


$310,055.98                                               Golden, Colorado
                                                          As of October 2, 1995


          FOR VALUE RECEIVED, Doc's Cheese Company, L.L.C., a Delaware limited liability company ("DCC"), promises to pay to the order of Progressive Bagel Concepts, Inc., a Delaware corporation ("PBCI"), pursuant to the Loan Agreement (as hereinafter defined) at such place as PBCI may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of three hundred and ten thousand, fifty five dollars and ninety eight cents ($310,055.98) and any interest thereon.

          This Term Loan B Note ("Note") evidences Term Loan B made under, and is referred to in and is executed and delivered pursuant to, a Secured Loan Agreement dated of even date herewith between DCC and PBCI (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be repaid and accelerated and for a description of the collateral and security securing this Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Interest shall accrue daily on the aggregate outstanding principal balance of Term Loan B for the period commencing on the date hereof until Term Loan B is paid in full, at a per annum rate equal to the rate designated and announced by Bank of America Illinois or its successor in interest (the "Bank") from time to time as its "reference rate" in effect at its principal office in Chicago, Illinois, plus 1%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." As of the date of the Note, the Bank's reference rate is 8.75%. Interest on the outstanding principal amount of the Loan shall be payable in connection with principal payments and at maturity (whether by acceleration or otherwise).

          Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

          Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Note in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

          If not earlier paid or if not accelerated for payment, the outstanding principal amount of Term Loan B shall be payable to PBCI in 65 substantially equal periodic installments of principal, plus accrued but unpaid interest, with the first such payment due on the first day of the 12th Retail Period in PBCI's fiscal year 1995 and with subsequent payments due on the first day of each Retail Period thereafter, with the balance due and payable on the Maturity Date.

          This Note may be prepaid without premium or penalty, at any time. All payments made hereunder shall be applied first to interest and then to outstanding principal.

          If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day.

          Demand, presentment, protest, diligence, notice of dishonor, and any other formality are hereby expressly waived by PBCI and any endorser or guarantor.



                                   ARTICLE I

                     Default, Rights and Remedies of Holder
                     --------------------------------------

          1.1 The occurrence of a Default shall be a default under this Note. Upon any default under this Note, the holder of this Note may declare this Note due and payable in full and exercise such other rights and remedies as are available to the holder under the Loan Agreement or applicable law.

          1.2 If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, DCC promises to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral, to the extent allowed by the laws of the State of Colorado or any state in which any Collateral is situated.


                                   ARTICLE II

                                 Miscellaneous
                                 -------------

          2.1 THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF, THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE

PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          2.2 The holder of this Note may, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party, or any other party to this Note (i) extend the time for payment of either principal or interest from time to time, (ii) release or discharge any one or more parties liable on this Note, (iii) suspend the right to enforce this Note with respect to any persons, (iv) change, exchange, or release any property in which the holder has any interest securing this Note,
(v) justifiably or otherwise, impair any of the Collateral or suspend the right to enforce against any such Collateral, and (vi) at any time it deems it necessary or proper, call for and, should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

          2.3 Any provision herein, or in the Loan Agreement, or any other document executed or delivered in connection herewith or therewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither PBCI nor any holder hereof shall in any event be entitled to receive or collect, nor shall any amounts received hereunder be credited, so that PBCI or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person primarily obligated to pay this Note at the time in question. If any construction of this Note or the Loan Agreement, or any and all other papers, agreements or commitments, indicate a different right given to PBCI or any holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note, the Loan Agreement, and all other documents executed or delivered in connection herewith shall in all ways comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that PBCI or any holder hereof ever receives, collects, or applies as interest, any sum in excess of the maximum amount permitted by applicable law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note, and if this Note is paid in full, any remaining excess shall be paid to DCC. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted by applicable law, if any, PBCI and any holder hereof shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense or fee rather than as interest, and (b) "spread" the total amount of interest throughout the entire term of this Note.

          IN WITNESS WHEREOF, DCC has caused this Note to be executed in its corporate name by the undersigned officer, thereunto duly authorized.

                              DOC'S CHEESE COMPANY, L.L.C.

                              By:     ____________________________________
                              Title:  ____________________________________

                                   EXHIBIT D

                                TERM LOAN C NOTE

                                TERM LOAN C NOTE


$150,000.00                                               Golden, Colorado
                                                          As of October 2, 1995


          FOR VALUE RECEIVED, Doc's Cheese Company, L.L.C., a Delaware limited liability company ("DCC"), promises to pay to the order of Progressive Bagel Concepts, Inc., a Delaware corporation ("PBCI"), pursuant to the Loan Agreement (as hereinafter defined) at such place as PBCI may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of one hundred, fifty thousand dollars ($150,000.00) and any interest thereon.

          This Term Loan C Note ("Note") evidences Term Loan C made under, and is referred to in and is executed and delivered pursuant to, a Secured Loan Agreement dated of even date herewith between DCC and PBCI (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be repaid and accelerated and for a description of the collateral and security securing this Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Interest shall accrue daily on the aggregate outstanding principal balance of Term Loan C for the period commencing on the date hereof until Term Loan C is paid in full, at a per annum rate equal to the rate designated and announced by Bank of America Illinois or its successor in interest (the "Bank") from time to time as its "reference rate" in effect at its principal office in Chicago, Illinois, plus 1%. The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "reference rate." As of the date of the Note, the Bank's reference rate is 8.75%. Interest on the outstanding principal amount of the Term Loan C shall be payable on the first day of each Retail Period with the first such payment due on October 30, 1995.

          Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

          Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Note in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment).

          If not earlier paid or accelerated for payment, the outstanding principal amount of Term Loan C shall be payable to PBCI on the fifth anniversary of the date hereof.

          This Note may be prepaid without premium or penalty at any time. All payments made hereunder shall be applied first to interest and then to outstanding principal.

          If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday, under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day.

          Demand, presentment, protest, diligence, notice of dishonor, and any other formality are hereby expressly waived by PBCI and any endorser or guarantor.

                                   ARTICLE I

                     DEFAULT, RIGHTS AND REMEDIES OF HOLDER
                     --------------------------------------

          1.1 The occurrence of a Default shall be a default under this Note. Upon any default under this Note, the holder of this Note may declare this Note due and payable in full and exercise such other rights and remedies as are available to the holder under the Loan Agreement or applicable law.

          1.2 If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, DCC promises to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral, to the extent allowed by the laws of the State of Colorado or any state in which any Collateral is situated.


                                   ARTICLE II

                                 MISCELLANEOUS
                                 -------------

          2.1 THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF, THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          2.2 The holder of this Note may, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party, or any other party to this Note (i) extend the time for payment of either principal or interest from time to time, (ii) release or discharge any one or more parties liable on this Note, (iii) suspend the right to enforce this Note with respect to any persons, (iv) change, exchange, or release any property in which the holder has any interest securing this Note,
(v) justifiably or otherwise, impair any of the Collateral or suspend the right to enforce against any such

Collateral, and (vi) at any time it deems it necessary or proper, call for and, should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.

          2.3 Any provision herein, or in the Loan Agreement, or any other document executed or delivered in connection herewith or therewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither PBCI nor any holder hereof shall in any event be entitled to receive or collect, nor shall any amounts received hereunder be credited, so that PBCI or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person primarily obligated to pay this Note at the time in question. If any construction of this Note or the Loan Agreement, or any and all other papers, agreements or commitments, indicate a different right given to PBCI or any holder hereof to ask for, demand, or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Note, the Loan Agreement, and all other documents executed or delivered in connection herewith shall in all ways comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that PBCI or any holder hereof ever receives, collects, or applies as interest, any sum in excess of the maximum amount permitted by applicable law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Note, and if this Note is paid in full, any remaining excess shall be paid to DCC. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted by applicable law, if any, PBCI and any holder hereof shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense or fee rather than as interest, and (b) "spread" the total amount of interest throughout the entire term of this Note.

          IN WITNESS WHEREOF, DCC has caused this Note to be executed in its corporate name by the undersigned officer, thereunto duly authorized.

                              DOC'S CHEESE COMPANY, L.L.C.

                              By:     ____________________________________
                              Title:  ____________________________________

                                   EXHIBIT E

                                PLEDGE AGREEMENT

                                PLEDGE AGREEMENT


     This Pledge Agreement ("Pledge Agreement"), dated as of October 2, 1995, is made and entered into by and between Progressive Bagel Concepts, Inc., a Delaware corporation ("PBCI") and all of the members of Doc's Cheese Company, L.L.C., a Delaware limited liability ("DCC"), and their spouses listed on the signature pages hereof and any other persons who, after the date of this Pledge Agreement, become members of DCC and their spouses (collectively, the "Members").

                                    RECITALS
                                    --------

     1. The Members own 100% of the issued and outstanding units of membership interest in DCC, in the amounts set forth on Schedule A hereto.

     2. DCC has entered into a Secured Loan Agreement of even date herewith (the "Loan Agreement") with PBCI pursuant to which PBCI has agreed on the terms and subject to the conditions therein, to make the Loans (as defined in the Loan Agreement) to DCC, which Loans are evidenced by separate promissory notes from DCC to PBCI (the "Notes").

     3. As an inducement to PBCI to enter into the Loan Agreement and as a condition to the effectiveness of PBCI 's obligations under the Loan Agreement, the Members have agreed, among other things, to pledge to PBCI, and grant a first-priority security interest to PBCI, in and to, 100% of the issued and outstanding units of membership interest in DCC.

     NOW, THEREFORE, PBCI and the Members have agreed as follows:

     1. Certain Definitions. The capitalized terms and phrases not otherwise defined herein, shall have the meanings given them in the Loan Agreement, and the following terms or phrases shall have the following meanings:

         "Affiliate" shall mean, with respect to a specified person, any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         "Collateral" shall mean the Pledged Units and any other property in which PBCI acquires a security interest pursuant to this Pledge Agreement to secure any indebtedness or other obligation of DCC to PBCI.

         "Default" shall have the meaning given it in Section 10 of this Pledge Agreement.

          "Pledged Units" shall mean all the issued and outstanding units of membership interest in DCC now or hereafter owned by the Members, any certificates representing those units and any separate assignments executed by the Members in connection with those units.

          "Secured Obligations" shall mean the obligations secured by this Pledge Agreement described in Section 3 of this Pledge Agreement.

     2. Grant of Security Interest. (a) The Members hereby grant to PBCI a security interest in all of their respective right, title, and interest in and to the Pledged Units whether now owned or hereafter acquired. The Members further grant to PBCI a security interest in any rights, distributions, liquidating distributions, new securities, or any other property to which the Members are or may hereafter become entitled to receive whether on account of the Pledged Units or otherwise other than distributions permitted pursuant to the provisions of Section 8.4 of the Loan Agreement. If the Members receive additional property of such nature, they shall immediately deliver such property to PBCI to be held by PBCI in the same manner as the property held pursuant to this Pledge Agreement.

               (b) The Members grant a further security interest to PBCI in the proceeds or products of any sale or other disposition of the Pledged Units.

     3. Obligations Secured. The security interest created hereby secures payment and performance of (a) the indebtedness evidenced by any one or all of the Notes, and all obligations contained in any one or all of the Notes, (b) all of the other obligations, agreements, covenants, and representations of DCC under the Loan Agreement whether or not, either on the date of this Pledge Agreement or thereafter, evidenced by any note, instrument, or other writing, and (c) any and all other indebtedness, obligation, or liability of DCC to PBCI, however evidenced, whether existing on the date of this Pledge Agreement or arising thereafter, direct or indirect, absolute or contingent, joint and/or several.

     4. Representations and Warranties. To induce PBCI to enter into this Pledge Agreement, each of the Members represents and warrants as follows:

               (a) The Member has full right, power, and capacity to enter into and perform this Pledge Agreement; and this Pledge Agreement has been duly authorized, executed and delivered and constitutes a legal, valid, and binding obligation of the Member enforceable in accordance with its terms.

               (b) The Member has good and marketable title to the Pledged Units, and the Pledged Units are not subject to any lien, charge, pledge, encumbrance, claim, or security interest other than the security interest created by this Pledge Agreement.

               (c) The Pledged Units constitute one hundred percent (100%) of the issued and outstanding equity interest in DCC.

               (e) The Member has not entered into any restriction or purchase agreement with respect to the Pledged Units which would in any way restrict the sale, pledge, or other transfer of the Pledged Units or of any interest in or to the Pledged Units.

     5. Duration of Security Interest. PBCI, its successors and assigns, shall hold the Pledged Units and security interest created hereby upon the terms of this Pledge Agreement, and this security interest shall continue until all the Secured Obligations have been paid in full.

     6. Maintaining Freedom from Liens. The Members shall keep the Pledged Units and other Collateral free and clear of liens and shall pay all amounts, including taxes, assessments, or charges, which might result in a lien against the Pledged Units or other Collateral if left unpaid. If any such lien, assessment, claim, or charge shall nevertheless exist, and the Members fail to pay such amounts promptly, PBCI may, but is not obligated to, pay such amounts, and such payment shall be conclusive evidence of the legality or validity thereof. The Members shall promptly reimburse PBCI for any such payments, and until reimbursement, such payments shall be a part of the Secured Obligations.

     7.  Certain Rights Respecting Pledged Units.

               (a) The Members shall continue to be the owner of the Pledged Units and other Collateral so long as no Default has occurred and is continuing and may collect and retain all cash distributions now or hereafter payable on or on account of the Pledged Units and other Collateral which are permitted under the Loan Agreement, and, so long as no Default has occurred, may exercise voting rights with respect to the Pledged Units and other Collateral.

               (b) The Members shall not sell, transfer, or attempt to sell or transfer the Pledged Units or other Collateral, or any part thereof or interest therein, without the prior express written consent of PBCI. Any such consent of PBCI shall not constitute the release by PBCI of its interest in the Pledged Units or other Collateral, and any such sale or transfer consented to shall transfer the Pledged Units or other Collateral subject to the security interest of PBCI. Any such transfer shall be subject to the transferee's agreement to be bound by the terms and subject to the conditions of this Pledge Agreement, such agreement to be evidenced by the transferee's execution of this Pledge Agreement.

               (c) PBCI, at its option upon any Default, may exercise all voting rights and privileges whatsoever with respect to the Pledged Units and other Collateral, including, without limitation, the right to receive distributions, and to that end the Members hereby constitute any officer of PBCI as their proxy and attorney-in-fact for all purposes of voting the Pledged Units and other Collateral after any Default at any annual regular or special meeting of DCC, and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been fully paid and terminated, and all persons whatsoever shall be conclusively entitled to rely upon any oral or written certification of

PBCI that it is entitled to vote the Pledged Units and other Collateral hereunder. The Members shall execute and deliver to PBCI any additional proxies and powers of attorney that PBCI may desire in its own name in order to exercise the rights expressly granted to PBCI under this Section 7(c). In addition to any other voting rights, PBCI may, upon any Default, vote the Pledged Units and other Collateral to remove the managers of DCC, or any of them, and to appoint new managers of DCC, who may thereafter manage the affairs of DCC, operate its properties and carry on its business and otherwise take any action with respect thereto as it shall deem necessary and appropriate, and may also liquidate its business, and may authorize the borrowing of money in the name of DCC, and the pledge of its assets to secure such borrowing.

     8. Issuance or Acquisition of New Units; Mergers; Sales and Other Disposition of Assets. Except as otherwise provided in the Loan Agreement, the Members shall not permit DCC to (a) issue any units of membership interest, (b) merge into or with or consolidate with any other entity, (c) sell or otherwise transfer any part of its assets (except in the ordinary course of business) or
(d) liquidate or dissolve or take any action with a view toward liquidation or dissolution, in each case without PBCI's prior written consent.

     9. Delivery of Certificates. Upon execution of this Pledge Agreement, the Members shall deliver to PBCI any certificates representing the Pledged Units in form suitable for transfer together with executed blank forms of assignment. If for any reason any of the Members acquires any interest in any units of membership interest in DCC such Member shall immediately deliver any certificates representing forms of assignment in form suitable for transfer and blank forms of assignment to PBCI to be held by PBCI in the same manner as the Pledged Units, and such units shall be pledged under this Pledge Agreement and constitute a part of the Collateral.

     10. Default. At the option of PBCI, the occurrence of any Default (as defined in the Loan Agreement) under the Loan Agreement shall constitute a default under this Pledge Agreement.

     11. Remedies. (a) Upon the occurrence of any Default, PBCI shall have all of the rights and remedies provided by law and/or by this Pledge Agreement, including but not limited to all of the rights and remedies of a secured party under the Uniform Commercial Code, and the Members hereby authorize PBCI to hold such Pledged Units or to sell all or any part of the Pledged Units at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by PBCI) and then to the payment of the other Secured Obligations. PBCI may be the purchaser at any such sale. The Members expressly authorize such sale or sales of the Pledged Units in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing indebtedness or other obligations owed to PBCI. PBCI shall be under no obligation to preserve rights against prior parties.

               (b) The Members agree and acknowledge that because there may be no public market for the Pledged Units and because of applicable securities laws, a public sale of the Pledged Units may not be possible or advisable and sales at a private sale may be on terms less favorable than if such Pledged Units were sold at a public sale and may be at a price less favorable than a public sale. The Members agree that all such private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

               (c) PBCI acknowledges that with respect to each Member the Loans are non-recourse so that in any action or proceeding brought under the Loan Agreement or on the Notes, or in any claim arising hereunder or thereunder, the Members shall not be individually liable to the holder of the Notes for the payment of the Loans and the Notes above and beyond the proceeds received from the sale of the Collateral, and PBCI agrees to waive, with respect to each Member, any right to seek or obtain any deficiency or similar judgment against the Members.

     12. Exercise of Remedies. The rights and remedies of PBCI shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, PBCI shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations remaining outstanding at the time of the exercise of remedies, plus
(b) the costs, fees, and expenses PBCI is otherwise entitled to recover.

     13. Return of Collateral. PBCI may at any time deliver the Pledged Units or other Collateral, or any part thereof, to the Members. The receipt by the Members of the Pledged Units or other Collateral, or any part thereof, shall be a complete and full discharge of PBCI, and PBCI shall be discharged from any liability or responsibility with respect thereto.

     14. Communications and Notices. (a) Any requirement of the Uniform Commercial Code of reasonable notice shall be met if such notice is given at least five business days before the time of sale, disposition, or other event or thing giving rise to the requirement of notice.

               (b) All communications and notices shall be in writing and shall be deemed to have been duly given if delivered personally to the party to whose attention the notice is directed or sent by overnight express, facsimile transmission, express mail delivery service, or registered or certified mail, return receipt requested, postage prepaid, and properly addressed as follows:

               If to the Members:

                    the addresses shown on the signature pages

               If to PBCI:

                    Progressive Bagel Concepts, Inc.
                    1526 Cole Blvd., Suite 200
                    Golden, CO  80401
                    Attention:  Chairman
                    Facsimile:  (303) 202-3490

               with a copy to:

                    Progressive Bagel Concepts, Inc.
                    1526 Cole Blvd., Suite 200
                    Golden, CO  80401
                    Attention:  General Counsel
                    Facsimile:  (303) 202-3490

Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given when so delivered. Any notice delivered by facsimile transmission shall be deemed to have been given on the earlier of the date it is actually received or one day after such transmission. Any notice delivered by overnight express courier will be deemed to have been given on the next succeeding business day after the day it is sent to the intended recipient at the address set forth above, and any notice delivered by registered or certified mail or express mail delivery service shall be deemed to have been duly given on the earlier of the date it is actually received or three business days after it is sent to the intended recipient at the address set forth above.

     15. Further Assurances. The Members shall sign any such other documents or instruments, and take such other action, as PBCI may request to more fully create and maintain, or to verify, ratify, or perfect the security interest intended to be created by this Pledge Agreement.

     16. Multiple Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement or the terms thereof to produce or account for more than one such counterpart.

     17. Miscellaneous (a) Failure by PBCI to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of PBCI shall continue in full force and effect until such right is specifically waived in writing signed by PBCI.

               (b) If any provision of this Pledge Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of the Pledge Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and the provisions of this Pledge Agreement shall be severable in any such instance.

               (c) The headings of the sections of this Pledge Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Pledge Agreement.

               (d) This Pledge Agreement shall benefit PBCI, its successors and assigns, and all obligations of the Members shall bind their successors and assigns. The Members acknowledge that PBCI may assign or otherwise transfer (in whole or in part) any or all of the Notes, the Loan Agreement, or this Pledge Agreement to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to PBCI thereunder (including the benefits under this Pledge Agreement).

               (E) THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

               (f) This Pledge Agreement and the Loan Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior understandings with respect to the subject matter hereof. No change, modification, addition, or termination of this Pledge Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

               (g) To the extent any spouse of a Member is deemed, under applicable law or otherwise, to have an interest in the Collateral, such spouse hereby waives, relinquishes, and forever releases such interest in such Collateral and agrees that such Collateral is subject to all of the terms and provisions of this Pledge Agreement, especially, without limitation, Sections 10 and 11 hereof, and further agrees to be bound by the terms and provisions hereof and to execute, acknowledge, and deliver such further assignments, transfers, Unit powers, Unit certificates, conveyances, powers of attorney, and assurances as may be required to sell the Pledged Units as provided in Section 11 hereof, and as may be otherwise appropriate to carry out the transactions contemplated by this Pledge Agreement.

               (h) Each of the Members agree that any legal action or proceeding with respect to this Pledge Agreement or the transactions contemplated hereby may be brought in any court of the State of Colorado, or in any court of the United States of America sitting in Colorado, and each of the Members hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to each of the Members or by the mailing thereof by registered or certified mail, postage prepaid addressed to each of the Members at the address for notices as provided in Section 14 hereof. Nothing in this paragraph shall affect the right of PBCI to serve process in any other manner permitted by law or limit the right of PBCI to bring any such action or proceeding against the Members or property in the courts of any other jurisdiction. Each of the Members hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

     18. Waiver of Jury Trial. No party to this instrument, which includes any assignee, successor, heir or personal representative of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of this Agreement, any related instrument, or the dealings or the relationship between the parties. If the subject matter of any such litigation is one in which the waiver of a jury trial is prohibited, if at all, under the controlling law of the applicable jurisdiction, by constitutional or statutory provision, no party hereto will present as a defense or counterclaim in such litigation any claim which would reduce or offset any amount or right claimed under the provisions of this Pledge Agreement. No party will seek to consolidate any such action, in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived.

     THE PROVISIONS OF THIS SECTION 18 HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PBCI IN ENTERING INTO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto executed this Pledge Agreement to be effective as of the date and year first above written.

                              PROGRESSIVE BAGEL CONCEPTS, INC.


                              By:   ____________________________________
                              Its:  ____________________________________


                              MEMBERS


                              Signature pages attached

                                   Schedule A
                                       To
                                Pledge Agreement
                                ----------------


                        Pledged Units at October 2, 1995


                        No. of Units        Member
                        ------------        ------

                              17,200        Brian L. Ernstrom

                             164,000        C. Anthon Ernstrom

                              82,664        C. Reed Ernstrom

                              79,422        Berkley J. Ward

                             122,910        C.J. Ward and Karon Ward,
                                              as joint tenants

                                   EXHIBIT F

               FORM OF CERTIFICATE TO ACCOMPANY REVOLVER ADVANCES

                              REVOLVER CERTIFICATE


     The undersigned, the ________________ of Doc's Cheese Company, L.L.C., a limited liability company ("DCC"), under that certain Secured Loan Agreement dated as of October 2, 1995 (the "Loan Agreement") between DCC and Progressive Bagel Concepts, Inc. ("PBCI"), hereby requests an Advance of Revolver Loan proceeds in the amount of $____________________ to be made on ____________,
19___.

     In support of this request, DCC hereby represents and warrants to PBCI as follows:

     1. The amount of the Advance is required and will be used by DCC for the purposes permitted under Section 1.2 of the Loan Agreement and for no other purpose.

     2. The representations and warranties contained in Article VI of the Loan Agreement and in the Security Instruments delivered in connection therewith are true and correct on and as of the date hereof, and will be true and correct on the date such Advance is made.

     3.  No Default or Event of Default has occurred or is continuing.

     4. All of the conditions to Advances set forth in Article V of the Loan Agreement have been satisfied.

     5. There has been no material adverse change in the financial condition, results of operations, assets or business of DCC since October 2, 1995.

     6. DCC has less than $50,000 in cash and cash equivalents on hand as of the date of this certificate.

     Capitalized terms used but not defined herein have the meanings ascribed thereto in the Loan Agreement.

                              DOC'S CHEESE COMPANY, L.L.C.

                              By:  ______________________________
                              Title:  ______________________________


Date: __________________________, 199__

                                   EXHIBIT G

             FORM OF CERTIFICATE TO ACCOMPANY TERM LOAN A ADVANCES

                            TERM LOAN A CERTIFICATE


     The undersigned, the ________________ of Doc's Cheese Company, L.L.C., a limited liability company ("DCC"), under that certain Secured Loan Agreement dated as of October 2, 1995 (the "Loan Agreement") between and Progressive Bagel Concepts, Inc. ("PBCI"), hereby requests an advance of Term Loan A proceeds in the amount of $____________________ to be made on ____________, 19___.

     In support of this request, DCC hereby represents and warrants to PBCI as follows:

     1. The amount of the advance is required and will be used by DCC for the following purposes and for no other purpose:

     2. The representations and warranties contained in Article VI of the Loan Agreement and in the Security Instruments delivered in connection therewith are true and correct on and as of the date hereof, and will be true and correct on the date such advance is made.

     3.  No Default or Event of Default has occurred or is continuing.

     4. All of the conditions to advances set forth in Article V of the Loan Agreement have been satisfied.

     5. There has been no material adverse change in the financial condition, results of operations, assets or business of DCC since October 2, 1995.

     Capitalized terms used but not defined herein have the meanings ascribed thereto in the Loan Agreement.

                              DOC'S CHEESE COMPANY, L.L.C.

                              By:  ______________________________
                              Title:  ______________________________


Date: __________________________, 199__

                                   EXHIBIT H

                           FORM OF OPINION OF COUNSEL

                          [Form of Opinion of Counsel]
                                     [Date]


Progressive Bagel Concepts, Inc.
1526 Cole Blvd., Suite 200
Golden, CO  80401

               Re: Doc's Cheese Company, L.L.C.

Ladies and Gentlemen:

          We have acted as counsel for Doc's Cheese Company, L.L.C. a Delaware limited liability company (the "Company") in connection with the preparation, execution, and delivery of the Documents (as hereinafter defined). This opinion is furnished to you pursuant to Section 7.1 of the Agreement (as hereinafter defined). As used herein, the term "State" means the State of [opining jurisdiction] and the term "UCC" means the Uniform Commercial Code as in effect in the State on the date hereof. Other capitalized terms used herein and not otherwise defined herein have the meanings provided in the Agreement.

          The documents we have examined in rendering this opinion are the following:

          (i)  The following, collectively called the "Documents":

               (a) the Secured Loan Agreement (the "Agreement"), of even date herewith, between the Company and Progressive Bagel Concepts, Inc. ("PBCI");

               (b) the Secured Note of the Company, of even date herewith and delivered pursuant to the Agreement (the "Note");

               (c) the Pledge Agreement, dated of even date herewith, between all of the members of the Company and PBCI delivered pursuant to the Agreement (the "Pledge Agreement");

               (d) the Supply Agreement, of even date herewith, by and between the Company and PBCI, (the "Supply Agreement");

               (e) the Option Agreement, of even date herewith, by and between the Company, PBCI and the members of the Company (the "Option Agreement"); and

               (f) the License Agreement, of even date herewith, by and between the Company and PBCI (the "License Agreement").

          (ii) A certificate of a manager of the Company certifying as to (A) the Certificate of Formation and the limited liability company agreement of the Company and (B) resolutions adopted on ________________ by the managers and members of the Company;

          (iii) Copies of those indentures, loan or credit agreements, leases, guarantees, mortgages, security agreements, bonds, notes and other agreements or instruments, and orders, writs, judgments, awards, injunctions and decrees, which have been certified by a manager of the Company as those documents which affect or purport to affect the Company's right to borrow money under, or right to undertake and perform its obligations under, the Documents (collectively, the "Other Agreements and Court Orders"), a copy of which certificate is attached hereto as Exhibit A; and

          (iv) A certificate of the Secretary of State of the State of Delaware, dated ________________, attesting to the continued existence and good standing of the Company in that state.

          We have also examined such other corporate documents and records, and other certificates, opinions and instruments and have conducted such investigation as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon all of the foregoing, upon the factual representations made by the Company in Article IV of the Agreement, upon certificates of the officers of the Company and of public officials, and upon public records.

          Based upon and subject to the matters stated herein and upon such investigation as we have deemed necessary, we are of the opinion that:

          1. The Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware, with power and authority to enter into the Agreement, to issue the Note and incur the indebtedness to be evidenced thereby and to enter into the other Documents.

          2. Each of the Documents to which the Company is a party has been duly authorized by all required corporate action on the part of the Company, and each of them has been duly executed and delivered by the Company, and constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          3. The execution and delivery of the Documents and the performance by the Company of its obligations thereunder, will not conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any of the properties of the Company pursuant to the provisions of (a) its Certificate of Formation or limited liability company agreement, (b) any of the Other Agreements and Court Orders, or (c) any law, rule, or regulation including without limitation Regulation G, T, U or X of the Board of Governors of the Federal Reserve.

          4. To the best of our knowledge, no consent, authorization, appraisal, or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other person, which has not been obtained or taken, is required for the execution and delivery of, or the performance by the Company of its obligations under, each of the Documents.

          5. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          6. The Company is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          7. The Agreement creates a valid security interest in your favor as security for the payment of the obligations of the Company under the Agreement and the Note in all of the Company's right, title, and interest in and to all personal property (the "Code Collateral") included within the definition of the term Collateral (as defined in the Agreement) in which a security interest can be granted under the UCC and Non-Utah Codes (as such term is hereinafter defined)./1/ We have examined the financing statements (the "Financing Statements") to be filed in the filing offices listed on Annex I attached hereto (the "Filing Offices") with respect to the security interests granted to PBCI pursuant to the Agreement, and upon the filing of such Financing Statements in the Filing Offices, and assuming that the representations made in the Agreement with respect to the location of the Code Collateral and the chief executive office of the Company are and remain true and correct: (a) all filings, registrations and recordings necessary to perfect the security interest granted to you under such Agreement in respect of all Code Collateral in which a security interest may be perfected by filing a financing statement in the Filing Offices will have been accomplished; and (b) the security interests granted to you pursuant to such Agreement in and to such Code Collateral will be perfected to the extent that such security interests may be perfected by filing financing statements in the Filing Offices under the UCC and the Non-Utah Codes.

___________________________
 1* Opinion with respect to the perfection of security interests in Non-Opining Jurisdictions is only required when PBCI has code Collateral or its chief executive office outside of the Non-Opining Jurisdiction.

          8. The Pledge Agreement creates a valid security interest in your favor as security for payment of the Secured Obligations in the Collateral (as such terms are defined in the Pledge Agreement). The security interests created in your favor under the Pledge Agreement with respect to such Pledged Units constitute perfected security interests in such Pledged Units.

          In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

          (a) For the purposes of this opinion, we have assumed that the Code Collateral exists and the Company has rights or title to each item thereof, that all natural persons have legal capacity, that all items submitted to us as originals are authentic and all signatures thereon are genuine, that all items submitted to us as copies conform to the originals and each such original or copy is complete and has been duly executed and delivered by each party (other than the Company) pursuant to due authorization as such party's legal, valid, and binding obligation, enforceable against such party in accordance with its respective terms.

          (b) Our opinion with respect to the legality, validity, binding effect, and enforceability of any document or agreement is subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith, and fair dealing (regardless of whether considered in a proceeding in equity or at law).

          (c) We call your attention to the following matters (as well as those matters set out in paragraph (d) below) as to which we express no opinion:

          (i) the Company's agreement in the Agreement to indemnify you against costs, expenses, or liability notwithstanding your acts of gross negligence or willful misconduct;

          (ii) the Company's agreements in the Agreement for payment or reimbursement of costs, fees, and expenses or indemnification for claims, losses, or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty, or to be contrary to public policy;

          (iii) any of the waivers or remedies contained in the Documents, whether or not any Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable within the meaning of the UCC, (2) to conflict with mandatory provisions under the UCC or other applicable law, or (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in-fact;

          (iv) certain other provisions contained in the Documents which may be limited or rendered ineffective by applicable laws or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then-existing circumstances, but such laws and judicial decisions do not, in our opinion, render the Documents invalid as a whole or leave you without remedies; or

          (v) the priority or continued perfection of any security interest or lien granted by the Company to you under any of the Documents.

          (d) Our opinions set forth in paragraph 7 above are subject to the following further qualifications, exclusions and assumptions:

          (i)  Our opinions are qualified by and subject to:

               (A) in the case of proceeds, continuation of perfection of your security interest therein is limited to the extent set forth in Section 9-306 of the UCC;

               (B) in the case of property which becomes collateral after the date hereof, Section 547 of the United States Bankruptcy Code (the "Bankruptcy Code") provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a violable preference under the conditions (and subject to the exceptions) provided by
Section 547;

               (C) Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of the case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case; and

               (D) Section 364 of the Bankruptcy Code provides that the extension of secured credit after the commencement of a case under the Bankruptcy Code requires court approval.

          (ii) We express no opinion as to:

               (A) the creation or perfection of any security interest in any fixtures or property excluded from the provisions of the UCC pursuant to 9-104; and

               (B) the perfection of any security interest in accounts that are an obligation of the Federal government or any agency or political subdivision thereof to the extent that any applicable laws require any actions in addition to filing of the Financing Statements.

          (iii)  We have assumed with your permission that:

               (A) the Company has right, title, and interest in and to the collateral pledged by it;

               (B) all items of collateral (including, without limitation, money, shares of capital stock, or additional instruments) pledged under the Pledge Agreement, of which possession must be obtained and retained by a secured party in order to perfect its security interest pursuant to
     Section 9-103 and 9-304 of the UCC, are in your actual or constructive possession and not in the possession of the Company or any of its subsidiaries, affiliates, or agents;

               (C) all items of collateral constitute items which are mobile in nature and, if installed on any property, do not constitute fixtures; and

               (D) none of the collateral consists of consumer goods, farm products, crops, timber, minerals, or the like (including oil and gas), or accounts resulting from the sale thereof, receivables due from any government or agency or department thereof, beneficial interests in a trust or a decedent's estate, letters of credit, inventory which is subject of any negotiable documents of title, such as a negotiable bill of lading or warehouse receipt held by anyone other than you or on your behalf, or items which are subject to a requirement of any jurisdiction, including the State, which provides for a registration or certificate of title or a filing other than under the UCC.

          Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring solely to the actual knowledge of the particular attorneys of our firm who have represented PBCI in connection with the Documents. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

          Our opinions expressed herein are limited to the laws of the State of Utah, the Limited Liability Company Act of the State of Delaware and the federal laws of the United States, and we do not express any opinion herein concerning any other law except as expressly set forth in paragraph 7 above. With respect to our opinions in paragraph 7, to the extent our opinions are not governed by federal or Utah law, our opinions are based solely and exclusively on a review of Subsections 9-103(3), 9-203(1) and (2), 9-302(1), 9-303, 9-401(1) and
9-402(1) and (3) of the Uniform Commercial Codes as reported by Commerce Clearing House, Inc. in the Secured Transactions Guide for the states listed on Annex I (collectively, the states listed on Annex I are sometimes referred to herein as the "Non-Utah Jurisdictions" and the Uniform Commercial Codes as adopted and in effect in such Non-Utah Jurisdictions are sometimes called the "Non-Utah Codes"). We have not reviewed, and we express no opinion on, local custom with respect to, and any other sections of, the Non-Utah Codes, including any provisions that are referred to in the sections that we have reviewed which are noted above, nor have we reviewed any other statutes of the Non-Utah Jurisdictions or judicial decisions construing or interpreting the laws of the Non-Utah Jurisdictions, including the Non-Utah Codes. By rendering the opinions set forth in paragraph 8 we do not intend to indicate that we are experts on, or qualified to render opinions on, the laws of the Non-Utah Jurisdictions. Accordingly, we caution you that the opinions in paragraph 7 could be materially affected by local custom, other provisions of the Non-Utah Codes, other statutes, laws, or regulations of the Non-Utah Jurisdictions or judicial decisions of courts construing or interpreting the laws of the Non-Utah Jurisdictions, including the Non-Utah Codes.

          This opinion is furnished to you solely in connection with the transactions described above and may not be relied upon by you (and to the extent indicated in the previous sentence, your counsel) for any other purpose or by any other person in any manner or for any purpose.

                                    Very truly yours,

                                    Annex 1


UCC-1 Financing Statement filings to perfect a security interest in collateral not constituting fixtures:

State                            Filing Office             Reporting Publication
- -----                            -------------             ---------------------

                                                                       Exhibit A
                                                                       ---------


                                  Certificate
                                  -----------


The undersigned hereby certifies that he is a duly elected Manager of Doc's Cheese Company, L.L.C., a Delaware limited liability company (the "Company"), and further certifies that the following documents are the only documents to which the Company is a party that affect or purport to affect the Company's right to borrow money under, or the Company's right to undertake and perform its obligations under, the Documents (as defined in the Secured Loan Agreement, dated _______________, 1995 between the Company and Progressive Bagel Concepts, Inc.)



Date: __________________

                                    _________________________
                                    Secretary